UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15 (d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 16, 2002

PROVIDENT FINANCIAL HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-28304 (File number)	33-0704889 (I.R.S. Employer Identification No.)

3756 Central Avenue, Riverside, California (Address of principal executive office)		92506 (Zip Code)

Registrant's telephone number, including area code:  (909) 686-6060

(Former name or former address, if changed since last report)

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Item 5. OTHER EVENTS.

        On December 16, 2002, Provident Financial Holdings, Inc. announced that its wholly-owned subsidiary, Provident Savings Bank, FSB completed the acquisition of the deposits of Valley Bank's Sun City branch office pursuant to the Deposit Purchase and Assumption Agreement announced on August 30, 2002.

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

            (c)    Exhibits

                    99        The Corporation's press release dated December 16, 2002.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 17, 2002        Provident Financial Holdings, Inc.

                                                /s/ Craig G. Blunden
                                                Craig G. Blunden
                                                Chairman, President and Chief Executive Officer
                                                (Principal Executive Officer)

                                                /s/ Donavon P. Ternes
                                                Donavon P. Ternes
                                                Chief Financial Officer
                                                (Principal Financial and Accounting Officer)

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Exhibit 99

Press Release dated December 16, 2002

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3756 Central Ave.	NEWS RELEASE
Riverside, CA 92506
(909) 686-6060

    IMMEDIATE RELEASE                Contacts:                    Craig Blunden
                                                                                        Chairman, President and CEO
                                                                                        (909) 686-6060

PROVIDENT FINANCIAL HOLDINGS, INC. COMPLETES
ACQUISITION OF DEPOSITS AND APPOINTS NEW MANAGER

        Riverside, California, December 16, 2002 -- Provident Savings Bank, FSB, a subsidiary of Provident Financial Holdings, Inc. (NASDAQ: PROV), is pleased to announce the successful acquisition of the deposits of Valley Bank's Sun City Office pursuant to the Deposit Purchase and Assumption Agreement signed with Valley Bank of Moreno Valley, California, earlier this year. '"We welcome our new customers from Valley Bank to Provident, and invite them to visit their new branch," stated Craig Blunden, President and CEO of Provident Bank. During the week of December 16, 2002, the bank's Sun City branch will be hosting a "Welcome To Provident" celebration, complete with refreshments and gifts. Blunden went on to state, "This acquisition represents our continued efforts and business initiatives to increase our market share in the communities we serve. These customers will benefit from our longer banking hours, On Line Banking, and 24 hour telephone banking services along with a full range of financial products and services designed to meet their financial goals."

        Provident is also pleased to announce the appointment of Annette Morales, previously the Manager of Valley Bank's Sun City Office at the time of the acquisition, to the position of Manager of Provident Bank's Sun City Office. "With her involvement within the community and personal commitment to her customers, Morales' addition to the Provident team will offer a familiar face to the bank's newest customers, while our current customers will benefit from her commitment to "Customer Service," stated Blunden.

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        Provident Savings Bank, FSB is a community-oriented, federally chartered, full-service retail bank with assets of more than $1.0 billion. Headquartered in Riverside, California, Provident Bank currently has 11 retail/business banking offices and will be opening its 12th office in the Riverside Orange Crest area along with 9 Provident Bank Mortgage loan production offices. Provident can be found on the Internet at www.myprovident.com or we can be reached at our Corporate Call Center at 1-800-442-5201.

Forward-looking Statement

Certain matters in this Press Release constitute forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward looking statements relate to, among others, expectations of the business environment in which the Company operates, projections of future performance, perceived opportunities in the market, potential future credit experience, and statements regarding the Company's mission and vision. These forward looking statements are based upon current management expectations, and may, therefore, involve risks and uncertainties. The Company's actual results, performance, or achievements may differ materially from those suggested, expressed, or implied by forward looking statements due to a wide range of factors including, but not limited to, the general business environment, interest rates, the California real estate market, competitive conditions between banks and non-bank financial services providers, regulatory changes, and other risks detailed in the Company's reports filed with the Securities and Exchange Commission, including the Annual Report on Form 10-K for the fiscal year ended June 30, 2002. Forward looking statements are effective only as of the date that they are made and Provident Financial assumes no obligation to update this information.

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